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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 27, 2005

                               PURCHASESOFT, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


              0-11791                                13-2897997
--------------------------------------------------------------------------------
      (Commission File Number)            (IRS Employer Identification No.)

             2091 Business Center Drive, Suite 100, Irvine, CA 92612
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, includingarea code:
                                 (949) 263-0910
                                 --------------


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ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.


In July, 2004, the Board of Directors of PurchaseSoft, Inc. (the "Registrant") determined that it was in the best interest of the Registrant to change its auditors, Spector & Wong, LLP. to Mendoza Berger & Company, LLP.

During the Registrant's fiscal years 2001-2003, and during the interim period from June 1, 2003 through the date February 29, 2004, there have been no past disagreements between the Registrant and Spector & Wong, LLP., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The audit reports provided by the Registrant's auditors, Spector & Wong, LLP for the fiscal year ended May 31, 2003 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles, except as follow:

Spector & Wong, LLP. Reports on the Registrant's financial statement for fiscal year ended May 31, 2003 and quarter ended February 29, 2004, contained an explanatory paragraph stating that:

For the fiscal year end statement, as described in Note 1 to the financial statements, the Board of Directors approved a plan of liquidation on December 21, 2001 and the Company adopted the liquidating basis of accounting effective December 1, 2001. On November 8, 2002, the Board of Directors approved a plan for the restart of operations and for the cessation of the wind down operations. As a result, the Company changed its basis of accounting for the periods after February 28, 2003 from the liquidating basis to going concern basis. And, for the quarter ending February 29, 2004, Note 13- Going Concern, The Company's consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital. To successfully grow the individual segments of the business, the Company must decrease its cash burn rate, improve its cash position and the revenue base of each segment, and succeed in its ability to raise additional capital through a combination of primarily public or private equity offerings or strategic alliances. The Company also depends on certain important employees, and the loss of any of those employees may harm the Company's business.

The Board of Directors approved the appointment of Mendoza Berger & Company, LLP of Irvine, California as its new auditors in July, 2004. During the two most recent fiscal years and through February 29, 2004, neither the Registrant nor any one on behalf of the Registrant has consulted with Mendoza Berger & Company, LLP. Regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events required to be disclosed under Items 304 (a) (2) (i) and
(ii) of Regulation S-B.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PURCHASESOFT, INC.


                  BY:    /S/ STEVEN A. FLAGG
                         -------------------------------------
                  NAME:  STEVEN A. FLAGG
                  TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         (PRINCIPAL EXECUTIVE OFFICER)


Dated: July 27, 2005


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                                  END OF FILING